                                                                   Exhibit 10.12
                                                                   -------------

     CuraGen Corporation has omitted from this Exhibit 10.12 portions of the Agreement for which CuraGen Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portions have been filed separately with the Securities and Exchange Commission.

                                                           Agreement No. 96-0126

         STANDARD NONEXCLUSIVE LICENSE AGREEMENT - BRUMLEY TECHNOLOGY
         ------------------------------------------------------------

     This Agreement is made effective the 1st day of July, 1996, by and between Wisconsin Alumni Research Foundation (hereinafter called "WARF"), a nonstock, nonprofit Wisconsin corporation, and CuraGen Corporation(hereinafter called ("CuraGen"), a corporation organized and existing under the laws of Delaware;

     WHEREAS, WARF owns certain inventions that are described in the "Licensed Patents" defined below and the Technology, and WARF is willing to grant a license to CuraGen under any one or all of the Licensed Patents and/or the Technology and CuraGen desires a license under all of them.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties covenant and agree as follows:

     Section 1.  Definitions.
                 -----------

     For the purpose of this Agreement, the Appendix A definitions shall apply.

     Section 2.  Grant.
                 -----

             A.  License.
                 -------

     WARF hereby grants to CuraGen a nonexclusive license, limited to the Licensed Field and the Licensed Territory, under the Licensed Patents and under the Technology to make, have made, use, sell, offer for sale, and import Products.

             B.  Standstill.
                 ----------

     WARF agrees it will not grant any other party a license under the Licensed Patents in the Licensed Field in the Licensed Territory through August 30, 2002 if CuraGen pays the following standstill fees:

     Standstill Fees                     Date
     ---------------                     ----
      [XXXXXXX]                          [XXXXXXX]
      [XXXXXXX]                          [XXXXXXX]
      [XXXXXXX]                          [XXXXXXX]
      [XXXXXXX]                          [XXXXXXX]
      [XXXXXXX]                          [XXXXXXX]


In the event CuraGen elects not to pay any or all of the standstill fees, the standstill provision shall expire and WARF may license other parties under the Licensed Patents in the Licensed Field and the Licensed Territory. WARF agrees to discuss and reasonably negotiate extension of the standstill period beyond the August 30, 2002 expiration date. Upon termination of the


                                              [Confidential treatment requested]
standstill provision set forth in this Section 2B, all other terms of this Agreement shall remain in full force and effect

     Section 3.  Consideration.
                 -------------

             A.  Development.
                 -----------

     CuraGen agrees to use diligent efforts in the exercise of its reasonable business judment to develop, produce and market Products, and to pursue the development plan set forth in the Gantt Chart submitted by CuraGen upon execution of this Agreement and attached as Appendix C, and will provide WARF with an annual letter describing the progress made therein. WARF agrees to keep such letter confidential pursuant to Section 12.

             B.  License Fee.
                 -----------

     CuraGen agrees to pay to WARF a license fee of [XXXXXXXX]. The first installment shall be due and payable on or before August 30, 1996. The second installment shall be due and payable on or before August 30, 1997. The final installment shall be due and payable on or before August. 30, 1998.

             C.  Royalty.
                 -------

                 (i) In addition to the Section 3B license fee, CuraGen agrees to pay to WARF as earned royalties" a royalty calculated as a percentage of the Selling Price of Products in accordance with the terms and conditions of this Agreement subject however to any credits permitted hereunder. The royalty is deemed earned as of the date the Product is actually sold and paid for. The royalty shall remain fixed while this Agreement is in effect at a rate of [XXXXXXXX] of the Selling Price.

                 (ii) Notwithstanding the foregoing, WARF hereby grants to CuraGen the right to sell as many as [XXXXXXXX].

             D.  Offset Against Royalties.
                 ------------------------

     In the event that CuraGen or its Affiliate(s) cannot manufacture or sell a particular Product without infringing the patent of a third party, CuraGen shall have the right to negotiate with the third party for a license under the third party's patent rights; and then CuraGen shall have the right to reduce CuraGen `s royalty payments to WARF by up to [XXXXXXXXXXXXXXXXX] of the amount which CuraGen is obligated to pay such third party for such patent license. However, in no event shall this offset for third party licensing costs exceed [XXXXX XXXXXXXXXXXX] of the royalties owed to WARF in any given calendar year.

                                       2
[Confidential Treatment Requested]

             E.  Accounting: Payments.
                 --------------------

                 (i) Amounts owing to WARF under Section 3C shall be paid on a quarterly basis, with such amounts due and received by WARF on or before the sixtieth day following the end of the calendar quarter ending on March 31, June 30, September 30 or December 31 in which such amounts were earned. The balance of any amounts which remain unpaid more than sixty (60) days after they are due to WARF shall accrue interest until paid at the rate of the lesser of one percent (1%) per month or the maximum amount allowed under applicable law. However, in no event shall this interest provision be construed as a grant of permission for any payment delays.

                 (ii) Except as otherwise directed, all amounts owing to WARF under this Agreement shall be paid in U.S. dollars to WARF at the address provided in Section 14(a). All royalties owing with respect to Selling Prices stated in currencies other than U.S. dollars shall be converted at the rate shown in the Federal Reserve Noon Valuation - Value of Foreign Currencies on the day preceding the payment.

                 (iii) A full accounting showing how any amounts owing to WARF under Section 3C have been calculated shall be submitted to WARF on the date of each such payment. Such accounting shall be on a per-country and product line, model or tradename basis and shall be summarized on the form shown in Appendix C of this Agreement. In the event no payment is owed to WARF, a statement setting forth that fact shall be supplied to WARF.

     Section 4.  Certain Warranties of WARF.
                 --------------------------

             A. WARF warrants that except as otherwise provided under Section 11 of this Agreement with respect to U.S. Government interests, it .is the owner of the Licensed Pa tents and has the right to grant the licenses granted to CuraGen in this Agreement. However, nothing in this Agreement shall be construed as:

                 (i) any of Licensed Patents; a warranty or representation by WARF as to the validity or scope of

                 (ii) a warranty or representation that anything made, used, sold or otherwise disposed of under the license granted in this Agreement will or will not infringe patents of third parties; or

                 (iii) an obligation to furnish any know-how not provided in Licensed Patents or any services other than those specified in this Agreement.

             B. EXCEPT AS EXPRESSLY SET FORTH HEREIN, WARF MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO USE, SALE, OR OTHER DISPOSITION BY CURAGEN OR ITS VENDEES OR OTHER

TRANSFEREES OF PRODUCTS INCORPORATING OR MADE BY USE OF INVENTIONS LICENSED UNDER THIS AGREEMENT.

     Section 5.  Recordkeeping.
                 -------------

             A. CuraGen shall keep books and records sufficient to verify the accuracy and completeness of CuraGen's accounting referred to above, including without limitation inventory, purchase and invoice records relating to the Products or their manufacture. Such books and records shall be preserved for a period not less than five years after they are created during and after the term of this Agreement.

             B. CuraGen shall take all steps necessary so that WARF may within thirty days of its request review and copy all the books and records at a single U.S. location to verify the accuracy of CuraGen's accounting. Such review shall be made not more than once each calendar year, upon reasonable notice and during regular business hours, at the expense of WARF by a Certified Public Accountant to whom CuraGen has no reasonable objection.

             C. deficiency outstanding outstanding amounts as If a royalty payment deficiency is determined, CuraGen shall pay the royalty within thirty
(30) days of receiving written notice thereof, plus interest on described in
Section 3E(i).

     Section 6.  Term: Termination.
                 -----------------

             A. The term of this license shall begin on the effective date of this Agreement and continue until the expiration of the last to expire of the Licensed Patents.

             B. CuraGen may terminate this Agreement at any time by giving at least sixty (60) days' prior written and unambiguous notice of such termination to WARF.

             C. In the event either party shall materially breach any of the terms, conditions and agreements contained in this Agreement to be kept, observed and performed by it, then the other party may terminate this Agreement, at its option and without prejudice to any of its other legal and equitable rights and remedies; by giving the party who committed the breach sixty (60) days notice in writing, particularly specifying the breach, unless the notified party within such sixty (60) day period shall have rectified the breach.

             D. Upon the termination of this Agreement, CuraGen shall remain obligated to provide an accounting for and to pay royalties earned up to the date of the termination and any minimum royalties shall be prorated as of the date of termination by the ., number of days elapsed in the applicable calendar year.

     Section 7.  Assignability.
                 -------------

     This Agreement may not be transferred or assigned by either party without the prior written consent of the other party, except that CuraGen may freely assign this Agreement to an Affiliate or to an entity acquiring substantially all of its business to which Products relate.

     Section 8.  Patent Marking.
                 --------------

     CuraGen shall insure that it applies patent markings that meet all requirements of U.S. law, 35 U.S.C. 287, with respect to all Products subject to this Agreement.

     Section 9.  Product Liability: Conduct of Business.
                 --------------------------------------

             A. CuraGen shall, at all times during the term of this Agreement and thereafter, indemnify, defend and hold WARF, and the inventors of the Licensed Patents and the authors and inventors of the Technology harmless against all claims and expenses, including legal expenses and reasonable attorneys fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever (other than patent infringement claims) resulting from the production, manufacture, sale, use, lease, consumption or advertisement of Products arising from any right or obligation of CuraGen hereunder. WARF at all times reserves the right to select and retain counsel of its own to defend WARF's interests.

             B. CuraGen warrants that it now maintains and will continue to maintain liability insurance coverage appropriate to the risk involved in marketing the products subject to this Agreement and that such insurance coverage lists WARP and the inventors of the Licensed Patents and the authors and inventors of the Technology as additional insureds. Within ninety (90) days after the execution of this Agreement and thereafter annually between January 1 and January 31 of each year, CuraGen will present evidence to WARF that the coverage is being maintained with WARF and its inventors listed as additional insureds if the Licensed Product has an in vivo effect. In addition, CuraGen shall provide WARF with at least 30 days prior written notice of any change in or cancellation of the insurance coverage.

     Section 10. Use of Names.
                 ------------

     CuraGen shall not use WARF's name, the name of any inventor or author of inventions or technology governed by this Agreement, or the name of the University of Wisconsin in sales promotion, advertising, or any other form of publicity without the prior written approval of the entity or person whose name is being used. Notwithstanding the foregoing, CuraGen may state in written materials that CuraGen has obtained a license from WARF to the technology which is the subject of this Agreement.

     Section 11. United States Government Interests.
                 ----------------------------------

     It is understood that the United States Government (through any of its agencies or otherwise) has funded research, during the course of or under which any of the inventions of the Licensed Pa' tents were conceived or made, the United States Government is entitled, as a right, under the provisions of 35 U.S.C. (S) 200-212 and applicable regulations of Chapter 37 of the Code of Federal Regulations, to a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced the invention of such Licensed Patents for governmental purposes. Any license granted to CuraGen in this Agreement shall be subject to such right.

     Section 12. Confidential Information.
                 ------------------------

     The following provisions relate to restrictions on the disclosure and use of Confidential Information by the parties:

             A. Confidentiality. CuraGen and WARF each agree to treat as confidential and to use only in the conduct of its business, all Confidential Information disclosed to it by the other party.

             B. Non-Disclosure and Non-Use. CuraGen and WARF each agrees not to disclose any of the Confidential Information received from the other party to any unauthorized third party and not to use any of the Confidential Information except in the conduct of its business until the later of (a) five years from the effective date of this Agreement; or (b) two years from the effective date of termination.

             C. Release from Restrictions. All information which is characterized as Confidential Information shall cease to be confidential and CuraGen and/or WARF shall be released from their respective obligations under Sections 1 2A and 1 2B hereof on the date when, through no fault or omission of the party seeking such release, such information becomes (a) disclosed in published literature; (b) generally available to industry; `or `(c) obtained by the party seeking such release from a third party without binder of secrecy, provided, however, that such third party has no confidentiality obligations to the other party.

     Section 13. Miscellaneous.
                 -------------

     This Agreement shall be construed in accordance with the internal laws of the State of Wisconsin. If any provisions of this Agreement are or shall come into conflict with the laws or regulations of any jurisdiction or any governmental entity having jurisdiction over the parties or this Agreement, those provisions shall be deemed automatically deleted, if such deletion is allowed by relevant law, and the remaining terms and conditions of this Agreement shall remain in ,full force and effect. If such a deletion is not so allowed or if such a deletion leaves terms thereby made clearly illogical or inappropriate in effect, the parties agree to substitute new terms as similar in effect to the present terms of this Agreement as may be allowed under the applicable laws and regulations. The parties hereto are independent contractors and not joint venturers or partners.

     Section 14. Notices.
                 -------

     Any notice required to be given pursuant to the provisions of this Agreement shall be in writing and shall, be deemed to have been given at, the earlier of the time when actually received as a' consequence of any effective method of delivery, including but not limited to hand delivery, transmission by telecopier, or delivery by a professional courier service or the time when sent by certified or registered mail addressed to the party for whom intended at the address below or at such changed address as the party shall have specified by written notice, provided that any notice of change of address shall be effective only upon actual receipt.

     (a)     Wisconsin Alumni Research Foundation
             Attn:  Managing Director
             614 Walnut Street
             Madison, Wisconsin 53705

     (b)     CuraGen Corporation
             Attn:  Jonathan M. Rothberg, Ph.D.
             322 East Main Street
             Branford, Connecticut 06405

     Section 15. Integration.
                 -----------

     This Agreement constitutes the full understanding between the parties with reference to the subject matter hereof, and no statements or agreements by or between the parties, whether orally or in writing, made prior to or at the signing hereof, shall vary or modify the written terms of this Agreement. Neither party shall claim any amendment, modification, or release from any provisions of this Agreement by mutual agreement, acknowledgement, or otherwise, unless such mutual agreement is in writing, signed by the other party, and specifically states that it is an amendment to this Agreement.

     Section 16. Benefits.
                 --------

All terms and provisions of this Agreement shall bind and inure to the benefit of the parties hereto, and upon their respective successors and assigns as those are permitted under the terms of this Agreement.

     Section 17. Contract Formation and Authority.
                 --------------------------------

     The persons signing on behalf of WARF and CuraGen hereby warrant and represent that they have authority to execute this Agreement on behalf of the party for whom they have signed.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the dates indicated below.


WISCONSIN ALUMNI RESEARCH FOUNDATION


By: /s/ Richard H. Leazer                         Date: August 20, 1996
    ------------------------------------
    Richard H. Leazer, Managing Director


CURAGEN CORPORATION


By: /s/ Jonathan M. Rothberg                      Date: August 13, 1996
    ------------------------------------
    Jonathan M. Rothberg, President



________________________________________________________________________________
Reviewed by WARF's Attorney:


/s/ Elizabeth L. R. Donley
----------------------------------------
Elizabeth L. R. Donley, Esq.

August 17, 1996

(WARF's attorney shall not be deemed a signatory to this Agreement.)

                                  APPENDIX A

     A. "Licensed Patents" shall refer to and mean those patents and patent applications listed on Appendix B hereto, and reissues and extensions of such patents, and continuations, continuations-in-part, divisions, and renewals of such applications; and United States and foreign patents granted thereon, and reissues and extensions thereof.

     B. "Affiliates" shall mean any corporation, company, partnership, joint venture or other entity which controls, is controlled or under common' control with CuraGen or WARF as the case may be. For the purposes of this definition, control shall mean the direct or indirect ownership of at least fifty percent (50%) or, if less than fifty percent (50%), the maximum percentage as allowed by applicable law of (a) the stock shares entitled to vote for the election of directors; or (b) ownership interest.

     C. "Products" shall refer to and mean [XXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

     D. "Date of First Commercial Sale" shall mean the date when cumulative sales to the retail market of Products exceeds [XXXXXXXXX].

     E. "Selling Price" shall mean, in the case of Products that are sold, the invoice price to the retail customer of Products (regardless of uncollectible accounts) less any discounts, shipping costs, allowances because of returned Products, or `sales taxes. In the event of a sale to a previous purchaser of Products of a component that incorporates the technology of the Licensed Patents, the "Selling Price" will be the price of solely the component.

     F    "Licensed Field" shall be limited to the field of [XXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX].

     G.   "Licensed Territory" shall be worldwide.

     H. "Confidential Information" shall mean this Agreement, the Development Plan and Development Reports, and any and all books, records and business information required to be supplied to WARF by CuraGen under the terms of this Agreement.

                                              [Confidential Treatment Requested]

                                  APPENDIX B

                   LICENSED PATENTS AND PATENT APPLICATIONS
                   ----------------------------------------

REFERENCE                           PATENT       ISSUE       APPLIC. SERIAL
NUMBER                 COUNTRY      NUMBER       DATE        NUMBER
--------------------------------------------------------------------------------

[XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]
XXXXXXXX               XXXX         XXXXXXXXX    XXXXXXX
XXXXXXXX               XXXX         XXXXXXXXX    XXXXXXX
XXXXXXXX               XXXXXX                                XXXXXXX
XXXXXXXX               XXX                                   XXXXXXXXXX
XXXXXXXX               XXXXX                                 XXXXXXXX

                                              [Confidential Treatment Requested]

                              WARF ROYALTY REPORT
                              -------------------

CuraGen:____________________________    Agreement No.:_________________
Inventor:___________________________    P#:   P
                                           -------------------------------------

Period Covered:   From: /  /199      Through: /  /199
                       -------------         --------------------------
Prepared By:           _____________    Date:    _______________________________
Approved By:           _____________    Date:    _______________________________
                    If license covers several major lines, please
                    prepare a separate report for each line.
                    Then combine all product lines into a summary
                    report.

Report Type:           Single Product Line Report:______________________________

                       Multiproduct Summary Report.  Page 1 of ____ Pages

                       Product Line Detail. Line:________ Tradename:_______ Page:____________

Report Currency:    U.S. Dollars     Other______________________________________

==============================================================================================
               Gross      * Less:          Net         Royalty     Period Royalty  Amount
Country        Sales      Allowances       Sales       Rate
==============================================================================================
                                                                   This Year       Last Year
----------------------------------------------------------------------------------------------
U.S.A.
----------------------------------------------------------------------------------------------
Canada
==============================================================================================
Europe
------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================
Japan
==============================================================================================
Other
-----
==============================================================================================

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================
TOTAL:
==============================================================================================

Total Royalty:______________ Conversion Rate:_______________  Royalty in U.S.
Dollars: $______________
          The following royalty forecast is non-binding and for WARF's internal planning purposes only:
Royalty Forecast Under This Agreement:  Next Quarter:_____Q2:_____Q3:_____Q4:___

________________________________________________________________________________
    * On a separate page, please indicate the reasons for returns or other adjustments if significant.
  Also note any unusual occurrences that affected royalty amounts during this period.
To assist WARF's forecasting, please comment on any significant expected trends in sales volume.
________________________________________________________________________________

                                  APPENDIX D
                               DEVELOPMENT PLAN
                               ----------------




                              [XXXXXXXXXXXXXXXXXXX
              XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX


                          XXXX                   XXXX                 XXXX
     XXXXXXXXX     XX   XX    XX   XX     XX   XX    XX   XX     XXXXXXXXXXXXXX
                                                                      XXXXX
XXXXXXXXXXXXXXXXX              X
XXXXXX
XXXXXXXXXXXXXXXXXX
                                    X

XXXXXXXXXXXXXXXXXXXXX                      X

XXXXXXXXXXXXXXXXXXXXXX                          X

XXXXXXXXXXXXXXXXX                                     X XXXXXX   XXXXXXXXXXXXXXX

XXXXXXXXXXXXXXXXX                                     X XXXXXX   XXXXXXXXXXXXXXX

                                              [Confidential Treatment Requested]